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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 4, 2004

                            UMB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Missouri                     0-4887                  43-0903811
      (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

                                1010 Grand Blvd.
                              Kansas City, MO 64106
                (Address of principal executive office)(Zip Code)

                                 (816) 860-7889
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

            (a)   Not applicable.

            (b) Disclosure . . . when a director retires, resigns, is removed or refuses to stand for re-election for any reason other than as a result of a disagreement or for cause.

                  On October 4, 2004, UMB Financial Corporation (the "Company") issued a press release announcing R. Crosby Kemper Jr.'s retirement and resignation from the Company's Board of
                  Directors, effective October 29, 2004, after 54 years of service to the Company. A copy of this press release is attached hereto as Exhibit 99.1.

            (c)   Not applicable.

            (d)   Not applicable.

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits.

                  99.1 Press Release, dated October 4, 2004, issued by UMB Financial Corporation.





                                  Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UMB FINANCIAL CORPORATION


                                          By:   /s/ Daniel C. Stevens
                                               -------------------------------
                                               Daniel C. Stevens
                                               Chief Financial Officer

Date:  October 4, 2004.



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